                                                                    Exhibit 99.3


         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following Unaudited Pro Forma Condensed Combined Financial Information is based on the historical financial statements of Bay View and America First Eureka Holdings, Inc. ("Eureka Holdings") and has been prepared to illustrate the effect of the Merger and the issuance of the $100 million in subordinated notes ("Notes").

     The following unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1997 is based on the historical consolidated statements of financial condition of Bay View and Eureka Holdings giving effect to the accounting for the Merger using the purchase method of accounting and assuming the Merger and the issuance of the Notes as of the Balance Sheet date.

     The unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1996 and for the nine months ended September 30, 1997 are based on the historical consolidated statements of operations of Bay View and Eureka Holdings for the respective periods, giving effect to the accounting for the Merger using the purchase method of accounting and assuming the Merger and the issuance of the Notes both occurred as of January 1, 1996.

     The unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Operations should be read in conjunction with the historical Consolidated Financial Statements and the accompanying notes contained in the Bay View Third Quarter Form 10-Q and the 1996 Bay View Form 10-K, and the audited consolidated financial statements as of December 31, 1996 and 1995 and for the three year period ending December 31, 1996 of Eureka Holdings included in Bay View's Current Report on Form 8-K dated June 23, 1997, and the unaudited consolidated financial statements for the three and nine-month periods ended September 30, 1997 and 1996 included herein as Exhibit 99.2.

     As noted above, the Merger will be accounted for using the purchase method of accounting. Accordingly, the pro forma adjustments are based upon certain assumptions and preliminary estimates regarding the amount of goodwill (which represents the excess of the acquisition costs over the fair value of assets acquired and liabilities assumed) from the Merger and the period over which such goodwill will be amortized. The amount of goodwill to be recorded as of the Merger date is expected to be approximately $98 million and represents the preliminary estimate of the excess of the acquisition costs over the fair value of assets acquired and liabilities assumed based on information available as of this date. No assurance can be given that the final goodwill will not be more or less than the estimated amount reflected in the pro forma financial statements or that the period over which such goodwill is amortized will not differ from the period used in the accompanying pro forma financial statements.

     The Unaudited Pro Forma Condensed Combined Financial Information does not purport to be indicative of the actual results of operations or financial condition that would have been achieved had the Merger in fact occurred on the dates indicated, nor does it purport to be indicative of the results of operations or financial condition that may be achieved in the future.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
BAY VIEW CAPITAL CORPORATION AND AMERICA FIRST EUREKA HOLDINGS, INC. AT SEPTEMBER 30, 1997
(DOLLARS IN THOUSANDS)

                                                                        Eureka       Pro Forma     Pro Forma
                                                          Bay View     Holdings     Adjustments     Combined    Notes
Assets

Cash and Cash Equivalents                               $    88,646   $    99,749   $   (99,153)  $    89,242    (1)

Loans Held for Sale                                              --         1,551            --         1,551
Securities Available for Sale
        Investment Securities                                 4,909            --            --         4,909
        Mortgage-backed Securities                           76,019        41,285            --       117,304

Securities Held to Maturity
        Investment Securities                                15,352            --            --        15,352
        Mortgage-backed Securities                          437,146       506,779            --       943,925
Loans Receivable, Net                                     2,382,332     1,524,335            --     3,906,667
Investment in Stock of the FHLB of San Francisco             60,927        20,236            --        81,163
Real Estate Owned, Net                                        7,510         1,958            --         9,468
Premises and Equipment, Net                                  13,746         8,394            --        22,140
Intangible Assets                                            30,315         1,983       113,294       145,592    (2)
Other Assets                                                 45,305        41,387        59,271       145,963    (3)
                                                        -----------   -----------   -----------   -----------
        Total Assets                                    $ 3,162,207   $ 2,247,657   $    73,412   $ 5,483,276
                                                        ===========   ===========   ===========   ===========

Liabilities and Stockholders' Equity

Customer Deposits                                       $ 1,624,062   $ 1,965,961   $        --   $ 3,590,013
Advances from the FHLB of San Francisco                   1,024,780        68,481            --     1,093,261
Securities Sold Under Agreements to Repurchase              138,612            --            --       138,612
Subordinated Notes, Net                                      99,355            --            --        99,355
Senior Debentures                                            50,000            --            --        50,000
Other Borrowings                                              6,345            --            --         6,345
Other Liabilities                                            35,089        18,502        58,125       111,716    (4)
                                                        -----------   -----------   -----------   -----------
        Total Liabilities                                 2,978,233     2,052,944        58,125     5,089,302

Redeemable preferred stock                                       --         9,153        (9,153)           --    (4)

Stockholders' Equity                                        183,974       185,560        24,440       393,974    (5)

                                                        -----------   -----------   -----------   -----------
        Total Liabilities and Stockholders' Equity      $ 3,162,207   $ 2,247,657   $    73,412   $ 5,483,276
                                                        ===========   ===========   ===========   ===========

See "Notes to Unaudited Pro Forma Condensed Combined Financial Information."

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
BAY VIEW CAPITAL CORPORATION AND AMERICA FIRST EUREKA HOLDINGS, INC. NINE MONTHS ENDED SEPTEMBER 30, 1997
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                    Eureka   Pro Forma  Pro Forma
                                                                       Bay View    Holdings Adjustments Combined   Note
Interest Income:
        Interest on Loans Receivable                                    145,744     83,291         --    229,035
        Interest on Mortgage-Backed Securities                           26,453     32,117         --     58,570
        Interest and Dividends on Investments                             7,122      2,298         --      9,420
                                                                        -------    -------    -------    -------
                                                                        179,319    117,706         --    297,025

Interest Expense:
        Interest on Customer Deposits                                    56,723     66,375         --    123,098
        Interest on Senior Debentures and Subordinated Notes              4,206         --      6,413     10,619    (6)
        Interest on Borrowings and Other Interest Expense                53,199      5,333         --     58,532
                                                                        -------    -------    -------    -------
                                                                        114,128     71,708      6,413    192,249

Net interest income                                                      65,191     45,998     (6,413)   104,776
Provision for Losses on Loans                                             1,828        752         --      2,580
                                                                        -------    -------    -------    -------
Net interest Income after Provision for Losses on Loans                  63,363     45,246     (6,413)   102,196

Noninterest Income:
        Loan Fees and Charges                                             4,617      2,306         --      6,923
        Gain on Sale of Loans and Securities                                925        234         --      1,159
        Other                                                             4,364      5,090         --      9,454
                                                                        -------    -------    -------    -------
                                                                          9,906      7,630         --     17,536

Noninterest Expense:
        General and Administrative                                       49,438     33,038         --     82,476    (7)
        Real Estate Owned                                                  (638)        --         --       (638)
        Amortization of Intangibles                                       2,675        870      5,056      8,601    (8)
                                                                        -------    -------    -------    -------
                                                                         51,475     33,908      5,056     90,439

Income Before Income Tax Expense                                         21,794     18,968    (11,469)    29,293
Income Tax Expense                                                        8,964        960      3,502     13,426    (9)
                                                                        -------    -------    -------    -------
Net Income                                                               12,830     18,008    (14,971)    15,867   (10)
                                                                        =======    =======    =======    =======

Primary Earnings Per Share                                                 0.96                             0.74   (10)

Average Shares Outstanding (including Common Stock                       13,355                           21,432   (11)
 Equivalents)


See "Notes to Unaudited Pro Forma Condensed Combined Financial Information."

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
BAY VIEW CAPITAL CORPORATION AND AMERICA FIRST EUREKA HOLDINGS, INC. YEAR ENDED DECEMBER 31, 1996
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                   Eureka    Pro Forma   Pro Forma
                                                                       Bay View   Holdings  Adjustments  Combined   Note
Interest Income:
        Interest on Loans Receivable                                    192,443    107,157         --    299,600
        Interest on Mortgage-Backed Securities                           42,081     50,161         --     92,242
        Interest and Dividends on Investments                             7,231      4,565         --     11,796
                                                                        -------    -------    -------    -------
                                                                        241,755    161,883         --    403,638

Interest Expense:
        Interest on Customer Deposits                                   100,225     81,982         --    182,207
        Interest on Senior Debentures                                     2,623         --      9,620     12,243    (6)
        Interest on Borrowings and Other Interest Expense                57,925     19,689         --     77,614
                                                                        -------    -------    -------    -------
                                                                        160,773    101,671      9,620    272,064

Net interest income                                                      80,982     60,212     (9,620)   131,574
Provision for Losses on Loans                                             1,898        965         --      2,863
                                                                        -------    -------    -------    -------
Net interest Income after Provision for Losses on Loans                  79,084     59,247     (9,620)   128,711

Noninterest Income:
        Loan Fees and Charges                                             4,930      1,379         --      6,309
        Gain on Sale of Loans and Securities                             (1,453)       307         --     (1,146)
        Other                                                             5,087      6,715         --     11,802
                                                                        -------    -------    -------    -------
                                                                          8,564      8,401         --     16,965

Noninterest Expense:
        General and Administrative                                       58,955     44,318         --    103,273    (7)
        SAIF Recapitalization Assessment                                 11,750     11,000         --     22,750
        Real Estate Owned                                                (4,909)       270         --     (4,639)
        Amortization of Intangibles                                       2,606      1,213      6,302     10,121    (8)
                                                                        -------    -------    -------    -------
                                                                         68,402     56,801      6,302    131,505

Income Before Income Tax Expense                                         19,246     10,847    (15,922)    14,171
Income Tax Expense                                                        8,277    (20,871)    21,241      8,647    (9)
                                                                        -------    -------    -------    -------
Net Income                                                               10,969     31,718    (37,161)     5,524   (10)
                                                                        =======    =======    =======    =======

Primary Earnings Per Share                                                 0.79                             0.25   (10)

Average Shares Outstanding (including Common Stock                       13,900                           21,977   (11)
 Equivalents)


See "Notes to Unaudited Pro Forma Condensed Combined Financial Information."

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     1. This adjustment reflects (i) the redemption of $9.2 million of the preferred stock of EurekaBank held by the FDIC and (ii) the $90 million payment for the Total Cash Consideration.

     2. This adjustment represents the preliminary estimate of the excess of acquisition cost over the estimated fair value of net assets acquired (i.e. goodwill) net of the Eureka Holdings pre-acquisition goodwill written-off as of September 30, 1997. Goodwill is preliminarily assumed to be amortized on a straight-line basis over a period of 20 years. Management has estimated that the goodwill to be recorded as of the Merger date will be approximately $98 million. The actual goodwill arising from the Merger will be based on the fair values of the assets and liabilities on the date the Merger is consummated and may be more or less than the estimated amount reflected herein, which represents the preliminary estimate available as of this date. This adjustment also represents the allocation of $12 million of the purchase price to the core deposit intangibles which are expected to be amortized over 10 years.

     3. This adjustment represent deferred taxes arising from the tax loss carryforwards of Eureka Holdings, tax receivable related to expense accruals described in Note 4 below, and deferred taxes related to core deposit intangibles. As of September 30, 1997, Eureka Holdings maintained a valuation allowance for deferred tax assets. The pro forma adjustment for deferred tax assets is based on a revaluation of the expected realizability of the estimated benefits from tax loss carryforwards based on the operating results of the combined companies resulting from the Merger.

     4. This adjustment represents direct acquisition costs and accruals for certain estimated expenses associated with branch closings, amounts for settlement of obligations under existing contracts and severance pay for involuntary terminations in connection with the Merger and redemption of the preferred stock of EurekaBank held by the FDIC.

     5. This adjustment represents the issuance of $210 million of Bay View Common Stock to the Partnership offset by the elimination of Eureka Holdings' equity for consolidation purposes.

     6. This adjustment represents the interest expense on the Notes (all-in cost is approximately 9.62% per annum).

     7. No adjustments have been made to general and administrative expenses for expected annualized cost savings which Bay View believes will be derived primarily from the elimination of duplicative administrative functions and consolidation of loan servicing functions and the cessation of EurekaBank's residential loan origination activities. However, there can be no assurance that any such cost savings will in fact be realized.

     8. This adjustment reflects the preliminary estimate goodwill assumed to be amortized on a straight-line basis over a period of 20 years offset in part by the reversal of the amortization of pre-acquisition Eureka Holdings goodwill. This adjustment also includes the amortization of core deposit intangibles. See
Note 2 above.

     9. This adjustment represents the reversal of tax benefits recognized by Eureka Holdings associated with tax loss carryforwards partially offset by tax benefit related to the interest expense on the Notes.

    10. The net income and earnings per share amounts reflected herein do not purport to be indicative of actual results that would have been achieved had the Merger and the issuance of the Notes in fact occurred on the dates indicated nor do they purport to be indicative of results of operations that may be achieved in the future. The historical and pro forma net income and earnings per share amounts include the impact of a charge relating to a one-time SAIF recapitalization assessment for both Bay View Bank and EurekaBank (for the year ended December 31, 1996, $22.7 million pretax; for the nine months ended September 30, 1997, none). In addition, no adjustments have been made to general and administrative expenses for expected cost savings as described in Note 7 above.

    11. The number of shares of Bay View Common Stock to be issued to the Partnership is calculated based on the Total Stock Consideration of $210 million divided by the stock price of $26.00 per share.

                                       6